Exhibit 12(b)
CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of China Finance, Inc. (the “Company”) on Form N-CSR for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Zhi Yong Xu, chief executive officer (or equivalent thereof) of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 28, 2008	/s/ Zhi Yong Xu
Zhi Yong Xu Chairman and Chief Executive Officer China Finance, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 12(b)
CHIEF FINANCIAL OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of China Finance, Inc. (the “Company”) on Form N-CSR for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Liang Liao, chief financial officer (or equivalent thereof) of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 28, 2008	/s/ Liang Liao
Liang Liao Chief Financial Officer China Finance, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.